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                                                                    EXHIBIT 10.8
                                                                  EXECUTION COPY

                               CUSTODIAN AGREEMENT

                                      AMONG

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                                  AS CUSTODIAN,

                       FINANCIAL SECURITY ASSURANCE INC.,
                                   AS INSURER

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                            AS TRUST COLLATERAL AGENT

                            DATED AS OF JULY 12, 2006

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          THIS CUSTODIAN AGREEMENT, dated as of July 12, 2006, is made with respect to the issuance of Notes and a Certificate by AmeriCredit Automobile Receivables Trust 2006-A-F (the "Issuer"), and is between AMERICREDIT FINANCIAL SERVICES, INC., as custodian (in such capacity, the "Custodian"), FINANCIAL SECURITY ASSURANCE INC. (the "Insurer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Trust Collateral Agent (the "Trustee"). Capitalized terms used herein which are not defined herein shall have the meanings set forth in the Sale and Servicing Agreement as hereinafter defined.

                                   WITNESSETH:

          WHEREAS, AmeriCredit Financial Services, Inc. ("AFS") and AFS Funding Trust ("AFS Funding") have entered into a Purchase Agreement dated as of July 12, 2006 (the "Purchase Agreement"), pursuant to which AFS has sold, transferred and assigned to AFS Funding all of its right, title and interest in and to the Initial Receivables and will sell, transfer and assign to AFS Funding on the applicable Subsequent Transfer Date all of its right, title and interest in and to the related Subsequent Receivables;

          WHEREAS, the Issuer, AFS, as Servicer (the "Servicer"), AFS Funding and Wells Fargo Bank, National Association, as Trust Collateral Agent and as Backup Servicer, have entered into a Sale and Servicing Agreement, dated as of July 12, 2006 (the "Sale and Servicing Agreement"), pursuant to which AFS Funding has sold, transferred and assigned to the Issuer all of AFS Funding's right, title and interest in and to the Initial Receivables and will sell, transfer and assign to the Issuer on the applicable Subsequent Transfer Date all of AFS Funding's right, title and interest in and to the related Subsequent Receivables;

          WHEREAS, in connection with such sales, transfers and assignments, AFS and AFS Funding have made certain representations and warranties regarding the Receivable Files, upon which the Insurer has relied in issuing the Note Policy; and

          WHEREAS, the Trust Collateral Agent wishes to appoint the Custodian to hold the Receivable Files as the custodian on behalf of the Issuer and the Trust Collateral Agent;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1. Appointment of Custodian; Acknowledgement of Receipt. Subject to the terms and conditions hereof, the Trust Collateral Agent hereby revocably appoints the Custodian, but shall not be responsible for the acts or omissions of the Custodian, and the Custodian hereby accepts such appointment, as custodian and bailee on behalf of the Issuer and the Trust Collateral Agent, to maintain exclusive custody of the Receivable Files relating to the Receivables from time to time pledged to the Trust Collateral Agent as part of the Other Conveyed Property. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that degree of skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others. The Custodian hereby, as of the Closing Date, and, with

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respect to any Subsequent Receivables as of the applicable Subsequent Transfer
Date, acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Schedule A to the Sale and Servicing Agreement subject to any exceptions noted on the Custodian's Acknowledgement (as defined below). As evidence of its acknowledgement of such receipt of such Receivables, the Custodian shall execute and deliver on the Closing Date, and with respect to any Subsequent Receivables, the applicable Subsequent Transfer Date, the Custodian's Acknowledgement attached hereto as Exhibit A-1 or Exhibit A-2 with respect to any Subsequent Receivable (the "Custodian's Acknowledgement").

          2. Maintenance of Receivables Files at Office. The Custodian agrees to maintain the Receivable Files at its office located at 4001 Embarcadero, Suite 200, Arlington, Texas 76014 or, subject to the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and be continuing), at such other office as shall from time to time be identified to the Trust Collateral Agent and the Insurer, and the Custodian will hold the Receivable Files in such office on behalf of the Issuer and the Trust Collateral Agent, clearly identified as being separate from any other instruments and files on its records, including other instruments and files held by the Custodian and in compliance with Section 3(c) hereof.

          3. Duties of Custodian.

          (a) Reviews of Receivable Files.

               (i) Prior to the Closing Date, the Custodian shall cause the Trust Collateral Agent, or such other person acceptable to the Insurer, to perform a random limited review of at least 300 of the Receivable Files relating to the Initial Receivables to determine that each Receivable File so reviewed includes (A) a fully executed original retail installment sales contract or promissory note, and (B) the Lien Certificate or application therefor. As evidence of the performance of such review, the Trust Collateral Agent or such other person shall execute and deliver to the Insurer by July 20, 2006, an Acknowledgement in the form of Exhibit B hereto with any exceptions related to such review listed on Schedule III.

               (ii) Prior to any Subsequent Transfer Date, but only at the written direction of the Insurer, the Custodian shall cause the Trust Collateral Agent, or such other person acceptable to the Insurer, to perform a random limited review of certain Receivable Files relating to the Subsequent Receivables being transferred on such Subsequent Transfer Date to determine that each Receivable File so reviewed includes (A) a fully executed original retail installment sales contract or promissory note, and (B) the Lien Certificate or application therefor; provided, that, subject to subclause (iii), below, the aggregate number of Receivable Files related to Subsequent Receivables that the Insurer may direct the Trust Collateral Agent to review pursuant to this subclause (ii) may not exceed 100. As evidence of the performance of such review, the Trust Collateral Agent or such other person shall execute and deliver to the Insurer by the related Subsequent Transfer Date an


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               Acknowledgement in the form of Exhibit B hereto with any
               exceptions related to such review listed on Schedule III.

               (iii) If any review conducted pursuant to subclause (i) or subclause (ii) reveals, in the Insurer's opinion, an unsatisfactory number of missing items, the Insurer, in its sole discretion, may require a full review of every Receivable File by the Trust Collateral Agent or such other party acceptable to the Insurer, at the expense of AmeriCredit.

          (b) Safekeeping. The Custodian shall hold the Receivable Files on behalf of the Trust Collateral Agent clearly identified as being separate from all other files or records maintained by the Custodian at the same location and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as will enable the Trust Collateral Agent to comply with the terms and conditions of the Sale and Servicing Agreement. Each Receivable shall be stamped on both of the first page and the signature page (if different) in accordance with the instructions from time to time provided by the Insurer, and the form and content of the stamp shall be acceptable to the Insurer. Each Receivable shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar receivables,
(ii) indicates that the Receivables are held by the Custodian on behalf of the Trust Collateral Agent and (iii) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Custodian Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Trust Collateral Agent, the Insurer and the Custodian to verify the accuracy of the Custodian's inventory and recordkeeping. Such inspections shall be conducted at such times, in such manner and by such persons including, without limitation, independent accountants, as the Insurer or the Trust Collateral Agent may request and the cost of such inspections shall be borne directly by the Custodian and not by the Trust Collateral Agent. The Custodian shall promptly report to the Insurer and the Trust Collateral Agent any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Upon request, the Custodian shall make copies or other electronic file records (e.g., diskettes, CD's, etc.) (the "Copies") of the Receivable Files and shall deliver such Copies to the Trust Collateral Agent and the Trust Collateral Agent shall hold such Copies on behalf of the Noteholders. Subject to Section 3(d) hereof, the Custodian shall at all times maintain the original of the (i) fully executed original retail installment sales contract or promissory note and (ii) Lien Certificate or application therefore (if no such Lien Certificate has yet been issued), in each case relating to each Receivable in a fireproof vault; provided, however, the Lien Certificate may be maintained electronically by the Registrar of Titles of the applicable state pursuant to applicable state laws, with confirmation thereof maintained by the Custodian or a third-party service provider.

          (c) Access to Records. The Custodian shall, subject only to the Custodian's security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Noteholders, the Insurer and the


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Trust Collateral Agent or their duly authorized representatives, attorneys or auditors to inspect the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as the Noteholders, the Insurer or the Trust Collateral Agent may reasonably request.

          (d) Release of Documents. Consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, the Custodian may release any Receivable in the Receivable Files to the Servicer, if appropriate, under the circumstances provided in
Section 3.3(b) of the Sale and Servicing Agreement.

          (e) Administration; Reports. The Custodian shall, in general, attend to all non-discretionary details in connection with maintaining custody of the Receivable Files on behalf of the Trust Collateral Agent. In addition, the Custodian shall assist the Trust Collateral Agent generally in the preparation of any routine reports to Noteholders or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivable Files.

          (f) Review of Lien Certificates. On or before the Closing Date, and on or before the applicable Subsequent Transfer Date in the case of any Subsequent Receivables, the Custodian shall deliver to the Trust Collateral Agent a listing in the form attached hereto as Schedule II of Exhibit A-1, or Schedule II of Exhibit A-2 with respect to any Subsequent Receivables, of all Receivables with respect to which a Lien Certificate, showing AFS (or an Originating Affiliate or Titled Third-Party Lender) as secured party, was not included in the related Receivable File as of such date. In addition, the Custodian shall deliver to the Trust Collateral Agent and the Insurer an exception report in the form attached hereto as Schedule II of Exhibit A-1, or Schedule II of Exhibit A-2 with respect to any Subsequent Receivables (i) no later than the last Business Day of the calendar month during which the 90th day after the Closing Date (or, with respect to Subsequent Receivables, the 90th day after the applicable Subsequent Transfer Date) occurred, (ii) no later than the last Business Day of the calendar month during which the 180th day after the Closing Date (or, with respect to Subsequent Receivables, the 180th day after the applicable Subsequent Transfer Date) occurred and (iii) no later than the last Business Day of the calendar month during which the 240th day after the Closing Date (or, with respect to Subsequent Receivables, the 240th day after the applicable Subsequent Transfer Date) occurred.

          4. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Trust Collateral Agent. Such instructions may be general or specific in terms. A copy of any such instructions shall be furnished by the Trust Collateral Agent to the Trustee, the Issuer and the Insurer.

          5. Custodian Fee. For its services under this Agreement, the Custodian shall be entitled to reasonable compensation to be paid by the Servicer.

          6. Indemnification by the Custodian. The Custodian agrees to indemnify the Issuer, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Insurer and the Trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on,


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incurred or asserted against the Issuer, the Owner Trustee, the Trust Collateral
Agent, the Backup Servicer and the Insurer and the Trustee and their respective officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the willful misfeasance, bad faith or gross negligence of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Collateral Agent, the Backup Servicer, the Insurer or the Trustee or the officers, directors, employees and agents thereof. In no event shall the Custodian be liable to any third party for acts or omissions of the Custodian.

          7. Advice of Counsel. The Custodian and the Trust Collateral Agent further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or state law.

          8. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions. This Custodian Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided. Prior to an Insurer Default, this Custodian Agreement may be amended at any time by mutual agreement of the Insurer, the Trust Collateral Agent and the Custodian and may be terminated by either the Insurer or the Custodian by giving written notice to the other parties, such termination to take effect no sooner than thirty (30) days after the date of such notice; provided, however, that the Insurer may terminate this Custodian Agreement at any time in its sole discretion and any termination by the Insurer shall take effect immediately. So long as AFS is serving as Custodian, any termination of AFS as Servicer under the Sale and Servicing Agreement shall terminate AFS as Custodian under this Agreement. If an Insurer Default shall have occurred and be continuing, with the prior written consent of the Note Majority, this Custodian Agreement may be amended at any time by mutual agreement of the parties hereto and may be terminated by any party by giving written notice to the other parties, such termination to take effect no sooner than thirty (30) days after the date of such notice. Upon any termination or amendment of this Custodian Agreement, the Trust Collateral Agent, in the case of amendments, and the party seeking termination, in the case of terminations, shall give written notice to Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service ("Moody's") and Fitch Inc. ("Fitch") (collectively, the "Rating Agencies"). Immediately after receipt of notice of termination of this Custodian Agreement, the Custodian shall deliver the Receivable Files to the Trust Collateral Agent on behalf of the Noteholders, and at the Custodian's expense, at such place or places as the Trust Collateral Agent, or the Insurer in the case of a termination by the Insurer, may designate, and the Trust Collateral Agent, or its agent, as the case may be, shall act as custodian for such Receivables Files on behalf of the Noteholders until such time as a successor custodian, approved by the Insurer, has been appointed. If, within seventy-two (72) hours after the termination of this Custodian Agreement, the Custodian has not delivered the Receivable Files in accordance with the preceding sentence, the Insurer or, if an Insurer Default shall have occurred and be continuing, the Trust Collateral Agent, may enter the premises of the Custodian and remove the Receivable Files from such premises. In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation


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

of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

          9. Governing Law. This Custodian Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

          10. Notices. All demands, notices and communications hereunder shall be in writing, electronically delivered, delivered or mailed, and shall be deemed to have been duly given upon receipt (a) in the case of the Custodian, at the following address: AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (b) in the case of the Trust Collateral Agent, at the following address: Wells Fargo Bank, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479 (facsimile number (612) 667-3464), Attention:
Corporate Trust Services/Asset Backed Administration, (c) in the case of the Insurer, at the following address: Financial Security Assurance Inc., 31 West 52nd Street, New York, New York 10019, Attention: Transaction Oversight Department, (d) in the case of Moody's, at the following address: 99 Church Street, New York, New York 10007, (e) in the case of Fitch, at the following address: One State Street Plaza, New York, New York 10004 and (f) in the case of Standard and Poor's via electronic delivery to Servicer_reports@sandp.com; for any information not available in electronic format, hard copies should be sent to the following address: 55 Water Street, 41st floor, New York, New York 10041-0003, Attention: ABS Surveillance Group, or at such other address as shall be designated by such party in a written notice to the other parties.

          11. Binding Effect. This Custodian Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Concurrently with the appointment of a successor trustee under the Sale and Servicing Agreement, the parties hereto shall amend this Custodian Agreement to make said successor trustee, the successor to the Trust Collateral Agent hereunder.

                  [Remainder of page intentionally left blank]


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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Custodian Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         as Trust Collateral Agent


                                         By: /s/ Marianna C. Stershic
                                             -----------------------------------
                                             Name: Marianna C. Stershic
                                             Title: Vice President


                                         AMERICREDIT FINANCIAL SERVICES, INC.,
                                         as Custodian


                                         By: /s/ Susan B. Sheffield
                                             -----------------------------------
                                             Name: Susan B. Sheffield
                                             Title: Senior Vice President,
                                                    Structured Finance


                                         FINANCIAL SECURITY ASSURANCE INC.


                                         By: /s/ Mark Castiglione
                                             -----------------------------------
                                             Name: Mark Castiglione
                                             Title: Managing Director

The foregoing Custodian Agreement
is hereby confirmed and accepted
as of the date first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2006-A-F, as Issuer


By: WILMINGTON TRUST COMPANY,
   not in its individual capacity but solely
   as Owner Trustee on behalf of the Trust


By: /s/ Michele C. Harra
    ----------------------------------
    Name: Michele C. Harra
    Title: Financial Services Officer

                              [Custodian Agreement]

                                                                     EXHIBIT A-1

                           CUSTODIAN'S ACKNOWLEDGEMENT

          AmeriCredit Financial Services, Inc. (the "Custodian"), acting as Custodian under a Custodian Agreement, dated as of July 12, 2006, among the Custodian, Wells Fargo Bank, National Association, as Trust Collateral Agent and Financial Security Assurance Inc., pursuant to which the Custodian holds on behalf of the Trust Collateral Agent for the benefit of the Noteholders certain "Receivable Files," as defined in the Sale and Servicing Agreement, dated as of July 12, 2006 (the "Sale and Servicing Agreement"), among AmeriCredit Automobile Receivables Trust 2006-A-F, as Issuer, AFS Funding Trust, as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Trust Collateral Agent and Backup Servicer, hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Schedule A to said Sale and Servicing Agreement except as noted in the Exception List attached as Schedule I and the Lien Perfection Exception List attached as Schedule II hereto.

          IN WITNESS WHEREOF, AmeriCredit Financial Services, Inc. has caused this acknowledgement to be executed by its duly authorized officer as of this 20th day of July, 2006.

                                         AMERICREDIT FINANCIAL SERVICES, INC.,
                                         as Custodian


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE I

                            Custodian Exception List

                                   SCHEDULE II

                         Lien Perfection Exception List


                                       2

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                                                                     EXHIBIT A-2

                           CUSTODIAN'S ACKNOWLEDGEMENT

          AmeriCredit Financial Services, Inc. (the "Custodian"), acting as Custodian under a Custodian Agreement, dated as of July 12, 2006, among the Custodian, Wells Fargo Bank, National Association, as Trust Collateral Agent and Financial Security Assurance Inc., pursuant to which the Custodian holds on behalf of the Noteholders certain "Receivable Files," as defined in the Sale and Servicing Agreement, dated as of July 12, 2006, among AmeriCredit Automobile Receivables Trust 2006-A-F, AFS Funding Trust, as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Trust Collateral Agent and as Backup Servicer, hereby acknowledges receipt of the Receivable File for each Receivable listed in Schedule A to the Subsequent Transfer Agreement dated as of ___________, 20__, among AmeriCredit Automobile Receivables Trust 2006-A-F, as Issuer, AFS Funding Trust, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Wells Fargo Bank, National Association, as Trust Collateral Agent and as Backup Servicer, except as noted in the Exception List attached as Schedule I and the Lien Perfection Exception List attached as Schedule II hereto.

          IN WITNESS WHEREOF, AmeriCredit Financial Services, Inc. has caused this acknowledgement to be executed by its duly authorized officer as of this __th day of __________, 20__.

                                         AMERICREDIT FINANCIAL SERVICES, INC.,
                                         as Custodian


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE I

                            Custodian Exception List

                                   SCHEDULE II

                         Lien Perfection Exception List

                                                                       EXHIBIT B

                             TRUST COLLATERAL AGENT
                                 ACKNOWLEDGEMENT

          Wells Fargo Bank, National Association, acting as Trust Collateral Agent pursuant to that certain Custodian Agreement, dated as of July 12, 2006 (the "Custodian Agreement"), among AmeriCredit Financial Services, Inc. ("AFS"), Wells Fargo Bank, National Association, as Trust Collateral Agent and Financial Security Assurance Inc., ("Financial Security") hereby acknowledges that in accordance with Section 3(a)[(i)]/[(ii)] of the Custodian Agreement it has conducted a limited review of [at least 300]/[___] of the Receivable Files and hereby confirms that each Receivable File so reviewed, with the exceptions noted on Schedule III hereto, included (i) a fully executed original retail installment sales contract or promissory note, and (ii) the Lien Certificate or a copy of the application therefor. The Trust Collateral Agent has not otherwise reviewed the [related Subsequent] Receivables or the related Receivable Files for compliance with the terms of the Sale and Servicing Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Sale and Servicing Agreement.

          IN WITNESS WHEREOF, Wells Fargo Bank, National Association has caused this acknowledgement to be executed by its duly authorized officer as of this ___th day of __________, 2006.

                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Trust Collateral Agent


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


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                                  SCHEDULE III

                      Trust Collateral Agent Exception List


                                        4